Exhibit 4.3

ENTERPRISE PRODUCTS OPERATING LLC

AS ISSUER,

ENTERPRISE PRODUCTS PARTNERS L.P.

AS PARENT GUARANTOR,

and

WELLS FARGO BANK,

NATIONAL ASSOCIATION,

AS TRUSTEE

TWENTY-SEVENTH SUPPLEMENTAL INDENTURE

Dated as of May 7, 2015

to

Indenture dated as of October 4, 2004

1.650% Senior Notes due 2018

3.700% Senior Notes due 2026

4.900% Senior Notes due 2046

TABLE OF CONTENTS

		Page
ARTICLE I
THE NOTES

SECTION 1.1	Form.	2
SECTION 1.2	Title, Amount, Stated Maturity and Interest.	3
SECTION 1.3	Registrar and Paying Agent.	4
SECTION 1.4	Transfer and Exchange.	4
SECTION 1.5	Guarantee of the Notes.	4
SECTION 1.6	Defeasance and Discharge.	4
SECTION 1.7	Amendment to Section 4.12 of the Original Indenture.	5
SECTION 1.8	Amendment to Section 4.13 of the Original Indenture.	5

ARTICLE II
REDEMPTION

SECTION 2.1	Redemption.	5

ARTICLE III
MISCELLANEOUS PROVISIONS

SECTION 3.1	Table of Contents, Headings, etc.	5
SECTION 3.2	Counterpart Originals.	6
SECTION 3.3	Governing Law.	6
SECTION 3.4	Certain Trustee Matters.	6

Exhibit A	Form of the 1.650% Senior Notes due 2018
Exhibit B	Form of the 3.700% Senior Notes due 2026
Exhibit C	Form of the 4.900% Senior Notes due 2046

i

THIS TWENTY-SEVENTH SUPPLEMENTAL INDENTURE dated as of May 7, 2015 (this “Twenty-Seventh Supplemental Indenture”), is among Enterprise Products Operating LLC, a Texas limited liability company (the “Issuer”), Enterprise Products Partners L.P., a Delaware limited partnership (the “Parent Guarantor”), and Wells Fargo Bank, National Association, a national banking association, as trustee (the “Trustee”). Each capitalized term used but not defined in this Twenty-Seventh Supplemental Indenture shall have the meaning assigned to such term in the Original Indenture (as defined below).

RECITALS:

WHEREAS, Enterprise Products Operating L.P. (the “Original Issuer”) and the Parent Guarantor have executed and delivered to the Trustee an Indenture, dated as of October 4, 2004 (the “Original Indenture”), providing for the issuance by the Original Issuer from time to time of its debentures, notes, bonds or other evidences of indebtedness, issued and to be issued in one or more series unlimited as to principal amount (the “Debt Securities”), and the guarantee by each Guarantor of the Debt Securities (the “Guarantee”); and

WHEREAS, the Original Issuer, the Issuer and the Parent Guarantor have executed and delivered to the Trustee a Tenth Supplemental Indenture, dated as of June 30, 2007, providing for the Issuer as the successor issuer; and

WHEREAS, the Original Indenture, as amended and supplemented by the Tenth Supplemental Indenture, shall be referred to herein as the “Base Indenture”; and

WHEREAS, the Base Indenture, as amended and supplemented from time to time, including without limitation pursuant to this Twenty-Seventh Supplemental Indenture, shall be referred to herein as the “Indenture”; and

WHEREAS, on or before the date hereof the Issuer has issued several series of Debt Securities pursuant to previous supplements to the Base Indenture; and

WHEREAS, the Issuer has duly authorized and desires to cause to be issued pursuant to the Indenture, three new series of Debt Securities (collectively, the “Notes”), designated as set forth in this Twenty-Seventh Supplemental Indenture.

WHEREAS, all of the Notes will be guaranteed by the Parent Guarantor as provided in Article XIV of the Original Indenture; and

WHEREAS, the Issuer desires to cause the issuance of the Notes pursuant to Sections 2.01 and 2.03 of the Original Indenture, which sections permit the execution of indentures supplemental thereto to establish the form and terms of Debt Securities of any series; and

WHEREAS, pursuant to Section 9.01 of the Original Indenture, the Issuer and the Parent Guarantor have requested that the Trustee join in the execution of this Twenty-Seventh Supplemental Indenture to establish the form and terms of the Notes; and

WHEREAS, all things necessary have been done to make the Notes, when executed by the Issuer and authenticated and delivered under the Indenture and duly issued by the Issuer, and the Guarantee of the Parent Guarantor, when the Notes are duly issued by the Issuer, the valid obligations of the Issuer and the Parent Guarantor, respectively, and to make this Twenty-Seventh Supplemental Indenture a valid agreement of the Issuer and the Parent Guarantor, enforceable in accordance with the terms hereof;

NOW, THEREFORE, the Issuer, the Parent Guarantor and the Trustee hereby agree that the following provisions shall supplement the Base Indenture:

ARTICLE I

THE NOTES

SECTION 1.1 Form.

(1) The 1.650% Senior Notes due 2018 (as defined below) and the related Trustee’s certificate of authentication shall be substantially in the form of Exhibit A to this Twenty-Seventh Supplemental Indenture;

(2) the 3.700% Senior Notes due 2026 (as defined below) and the related Trustee’s certificate of authentication shall be substantially in the form of Exhibit B to this Twenty-Seventh Supplemental Indenture; and

(3) the 4.900% Senior Notes due 2046 (as defined below) and the related Trustee’s certificate of authentication shall be substantially in the form of Exhibit C to this Twenty-Seventh Supplemental Indenture;

in each case, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Issuer may deem appropriate or as may be required or appropriate to comply with any laws or with any rules made pursuant thereto or with the rules of any securities exchange or automated quotation system on which any of the Notes may be listed or traded, or to conform to general usage, or as may, consistently with the Indenture, be determined by the officers executing such Notes, as evidenced by their execution thereof.

Such Exhibits A, B and C are hereby incorporated into this Twenty-Seventh Supplemental Indenture. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Twenty- Seventh Supplemental Indenture, and to the extent applicable, the Issuer, the Parent Guarantor and the Trustee, by their execution and delivery of this Twenty- Seventh Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

The Notes shall be issued only as Registered Securities. The Notes shall be issued upon original issuance in whole in the form of one or more Global Securities (the “Book-Entry Notes”). Each Book-Entry Note shall represent such of the Outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of Outstanding Notes from time to time endorsed thereon and that the aggregate amount of Outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Book-Entry Note to reflect the amount, or any increase or decrease in the amount, of Outstanding Notes represented thereby shall be made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Book-Entry Note. The Issuer initially appoints The Depository Trust Company to act as Depositary with respect to the Book-Entry Notes.

SECTION 1.2 Title, Amount, Stated Maturity and Interest.

There are hereby established three new series of Debt Securities to be issued under the Indenture, that are designated respectively as:

(1) the “1.650% Senior Notes due 2018”;

(2) the “3.700% Senior Notes due 2026”; and

(3) the “4.900% Senior Notes due 2046.”

Each series of Notes is referred to herein as so designated. The Trustee shall initially authenticate and deliver for original issue:

(a) 1.650% Senior Notes due 2018 in an initial aggregate principal amount of $750,000,000;

(b) 3.700% Senior Notes due 2026 in an initial aggregate principal amount of $875,000,000; and

(c) 4.900% Senior Notes due 2046 in an initial aggregate principal amount of $875,000,000;

in each case, upon delivery to the Trustee of a Company Order for the authentication and delivery of such Notes.

Notes of each series may be issued on any Business Day on or after May 7, 2015. The aggregate principal amount of each series of the Notes that may be authenticated and delivered pursuant to the Indenture is unlimited. The aggregate principal amount of each series of the Notes to be issued under the Indenture may be increased at any time, and each such series of Notes may be reopened for issuances of additional Notes of such series, upon a Company Order, without the consent of any Holder and without any further supplement or amendment to the Indenture; provided that no such additional Notes of any series may be issued at a price that would cause such Notes to have “original issue discount” within the meaning of the Internal Revenue Code of 1986, as amended. Each such Company Order for the issuance of additional Notes shall specify the series of the Notes to be issued, the principal amount of the Notes of such series to be authenticated, the date on which the additional Notes of such series are to be authenticated, and the name or names of the initial Holder or Holders thereof. The Notes of each series issued on the date of this Twenty-Seventh Supplemental Indenture and any additional Notes of such series that may be issued after such date shall be part of the same series of Debt Securities for all purposes under the Indenture.

The Stated Maturity of each series of the Notes shall be as follows:

Series of Notes	Stated Maturity
1.650% Senior Notes due 2018	May 7, 2018

3.700% Senior Notes due 2026	February 15, 2026

4.900% Senior Notes due 2046	May 15, 2046

The rate or rates at which the Notes of each series shall bear interest, the date or dates from which such interest shall accrue, the dates on which any such interest shall be payable and the regular record date for any interest payable on any interest payment date, in each case, shall be as set forth in the form of Note of such series attached as an exhibit to this Twenty-Seventh Supplemental Indenture. With respect to Notes of each series, payments of principal of, premium, if any, and interest due on any Notes representing Book-Entry Notes of such series on any interest payment date for Notes of such series or at maturity of such Notes, will be made available to the Trustee by 11:00 a.m., New York City time, on such date, unless such date falls on a day that is not a Business Day, in which case such payments will be made available to the Trustee by 11:00 a.m., New York City time, on the next Business Day. As soon as possible thereafter, the Trustee will make such payments to the Depositary.

SECTION 1.3 Registrar and Paying Agent.

The Issuer initially appoints the Trustee as Registrar and paying agent with respect to the Notes of each series. The office or agency in the City and State of New York where Notes of each series may be presented for registration of transfer or exchange and the Place of Payment for the Notes shall initially be the corporate trust office of the Trustee located at Corporate Trust Services, 150 E. 42nd Street, 40th Floor, New York, New York 10017.

SECTION 1.4 Transfer and Exchange.

With respect to each series of the Notes, the transfer and exchange of Book-Entry Notes or beneficial interests therein shall be effected through the Depositary, in accordance with Section 2.15 of the Original Indenture and the rules and procedures of the Depositary therefor.

SECTION 1.5 Guarantee of the Notes.

In accordance with Article XIV of the Original Indenture, the Notes of each series will be fully, unconditionally and absolutely guaranteed on an unsecured, unsubordinated basis by the Parent Guarantor.

SECTION 1.6 Defeasance and Discharge.

The Notes of each series shall be subject to satisfaction and discharge and to both legal defeasance and covenant defeasance as contemplated by Article XI of the Original Indenture.

SECTION 1.7 Amendment to Section 4.12 of the Original Indenture.

The last paragraph of Section 4.12 of the Original Indenture is hereby amended and restated in relation solely to the Notes to read as follows:

“Notwithstanding the foregoing provisions of this Section, the Parent Guarantor may, and may permit any Subsidiary to, effect any Sale/Leaseback Transaction that is not excepted by clauses (a) through (d), inclusive, of this Section, provided that the Attributable Indebtedness from such Sale/Leaseback Transaction, together with the aggregate principal amount of all other such Attributable Indebtedness deemed to be outstanding and all outstanding Indebtedness (other than the Debt Securities) secured by liens, other than Permitted Liens, upon Principal Properties or upon any capital stock of any Restricted Subsidiary, do not exceed 10% of Consolidated Net Tangible Assets.”

SECTION 1.8 Amendment to Section 4.13 of the Original Indenture.

The last sentence of Section 4.13 of the Original Indenture is hereby amended and restated in relation solely to the Notes to read as follows:

“Notwithstanding the foregoing, the Parent Guarantor may, and may permit any Subsidiary to, create, assume, incur or suffer to exist any lien, other than a Permitted Lien, upon any Principal Property or upon any capital stock of any Restricted Subsidiary to secure Indebtedness of the Parent Guarantor, the Company or any other Person (other than the Debt Securities), without in any such case making effective provision whereby all the Debt Securities Outstanding under this Indenture are secured equally and ratably with, or prior to, such Indebtedness so long as such Indebtedness is secured; provided that the aggregate principal amount of all Indebtedness then outstanding secured by such lien and all similar liens, together with the aggregate amount of Attributable Indebtedness deemed to be outstanding in respect of all Sale/Leaseback Transactions (exclusive of any such Sale/Leaseback Transactions otherwise permitted under clauses (a) through (d) of Section 4.12), does not exceed 10% of Consolidated Net Tangible Assets.”

ARTICLE II

REDEMPTION

SECTION 2.1 Redemption.

The Issuer, at its option, may redeem the Notes of each series in accordance with the provisions of paragraph 5 of the Notes of such series and Article III of the Original Indenture.

ARTICLE III

MISCELLANEOUS PROVISIONS

SECTION 3.1 Table of Contents, Headings, etc.

The table of contents and headings of the Articles and Sections of this Twenty-Seventh Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 3.2 Counterpart Originals.

The parties may sign any number of copies of this Twenty-Seventh Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 3.3 Governing Law.

THIS TWENTY-SEVENTH SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 3.4 Certain Trustee Matters.

The recitals contained herein shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Twenty-Seventh Supplemental Indenture or the Notes or the proper authorization or the due execution hereof or thereof by the Issuer.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Twenty-Seventh Supplemental Indenture to be duly executed as of the date first written above.

ENTERPRISE PRODUCTS OPERATING LLC,
as Issuer

By:	ENTERPRISE PRODUCTS OLPGP, INC.,
its Sole Manager

By:	/s/ Bryan F. Bulawa
Name:	Bryan F. Bulawa
Title:	Senior Vice President and Chief Financial Officer

ENTERPRISE PRODUCTS PARTNERS L.P.,
as Parent Guarantor

By:	ENTERPRISE PRODUCTS HOLDINGS LLC,
its General Partner

By:	/s/ Bryan F. Bulawa
Name:	Bryan F. Bulawa
Title:	Senior Vice President and Chief
Financial Officer

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Patrick T. Giordano
Name:	Patrick T. Giordano
Title:	Vice President

Twenty-Seventh Supplemental Indenture Signature Page

Exhibit A

FORM OF NOTE

[FACE OF SECURITY]

[THIS GLOBAL SECURITY SHALL IN ALL RESPECTS BE ENTITLED TO THE SAME BENEFITS AS DEFINITIVE DEBT SECURITIES UNDER THE INDENTURE. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) (55 WATER STREET, NEW YORK, NEW YORK 10041) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]*

Principal Amount

No.

$         [which amount may be

increased or decreased by the Schedule

of Increases and Decreases in Global Security attached hereto.]*

ENTERPRISE PRODUCTS OPERATING LLC

1.650% SENIOR NOTE DUE 2018

CUSIP 29379V BG7

ENTERPRISE PRODUCTS OPERATING LLC, a Texas limited liability company (the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to                      or its registered assigns, the principal sum of                      ($        ) U.S. dollars, [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global

*	To be included in a Book-Entry Note.

Security]*, on May 7, 2018 in such coin and currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at an annual rate of 1.650% payable on May 7 and November 7 of each year, commencing on [Insert the first Interest Payment Date occurring after the date of issuance of this Security], to the person in whose name this Debt Security (this “Security”) is registered at the close of business on the record date for such interest, which shall be the preceding April 23 or October 24, as the case may be (each, a “Regular Record Date”), respectively, with interest accruing from and including [Insert the date of issuance of this Security, or if Debt Securities of this same series have been previously issued, insert the most recent Interest Payment Date on which interest has been paid on Debt Securities of such series], or from and including the most recent date to which interest on this Security shall have been paid.

Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

The statements in the legends set forth in this Security are an integral part of the terms of this Security and by acceptance hereof the Holder of this Security agrees to be subject to, and bound by, the terms and provisions set forth in each such legend.

This Security shall not be valid or become obligatory for any purpose until the Trustee’s Certificate of Authentication hereon shall have been manually signed by the Trustee under the Indenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by its sole manager.

Dated:

ENTERPRISE PRODUCTS OPERATING LLC

By:	ENTERPRISE PRODUCTS OLPGP, INC.,
its sole manager

By:
Name:	Bryan F. Bulawa
Title:	Senior Vice President and Chief Financial Officer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated herein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

[REVERSE OF SECURITY]

ENTERPRISE PRODUCTS OPERATING LLC

1.650% SENIOR NOTE DUE 2018

1.	Interest.

The Company promises to pay interest on the principal amount of this Security at the rate of 1.650% per annum. The Company will pay interest semi-annually on May 7 and November 7 of each year (each an “Interest Payment Date”). Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Company shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.

2.	Method of Payment.

The Company shall pay interest on the Securities (except Defaulted Interest) to the persons who are the registered Holders at the close of business on the Regular Record Date immediately preceding the Interest Payment Date. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) may be paid to the persons who are registered Holders at the close of business on a special record date for the payment of such Defaulted Interest, or in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may then be listed if such manner of payment shall be deemed practicable by the Trustee, as more fully provided in the Indenture. The Company shall pay principal, premium, if any, and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. Payments in respect of Securities in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Company maintained for such purpose within The City of New York, which initially will be the corporate trust office of Wells Fargo Bank, National Association at Corporate Trust Services, 150 East 42nd Street, 40th Floor, New York, New York 10017, or, at the option of the Company, payment of interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the Debt Security Register of Holders or at the option of the Holder, payment of interest on Securities in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the paying agent. The Holder must surrender this Security to a paying agent to collect payment of principal.

3.	Paying Agent and Registrar.

Initially, Wells Fargo Bank, National Association will act as paying agent and Registrar. The Company may change any paying agent or Registrar at any time upon notice to the Trustee and the Holders. The Company may act as paying agent.

4.	Indenture.

Reference is made hereby to (i) the Indenture dated as of October 4, 2004 (the “Original Indenture”) among Enterprise Products Operating L.P., as issuer (the “Original Issuer”), Enterprise Products Partners L.P., as parent guarantor (the “Parent Guarantor”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), (ii) the Tenth Supplemental Indenture thereto dated as of June 30, 2007 (the “Tenth Supplemental Indenture”), among the Original Issuer, the Company, the Parent Guarantor and the Trustee, providing for the Company as the successor issuer and (iii) the Twenty-Seventh Supplemental Indenture thereto dated as of May 7, 2015 (the “Twenty-Seventh Supplemental Indenture”), among the Company, the Parent Guarantor and the Trustee, providing for the issuance of Debt Securities of the series whose designation appears on the face hereof. The Original Indenture, as amended and supplemented by the Tenth Supplemental Indenture and the Twenty-Seventh Supplemental Indenture, and as may be further duly amended and supplemented in accordance with the terms thereof, is referred to herein as the “Indenture.” Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Indenture.

This Security is one of a duly authorized issue of Debt Securities of the series designated by the Company as “1.650% Senior Notes due 2018” (such series of Debt Securities being referred to herein as the “Securities”), all of which are issued or to be issued under and pursuant to the Indenture. The terms of the Securities include those stated in the Indenture, and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”). The Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of such terms and a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Parent Guarantor and the Holder hereof. If and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the TIA, such required provision shall control.

5.	Optional Redemption.

At any time prior to May 7, 2018, the Securities are redeemable, at the option of the Company, at any time in whole, or from time to time in part, at a redemption price (the “Make-Whole Price”) equal to the greater of: (i) 100% of the principal amount of the Securities to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the Make-Whole Price) on the Securities to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption (the “Redemption Date”) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 15 basis points; plus, in either case, accrued and unpaid interest to the Redemption Date.

The actual Make-Whole Price, calculated as provided above, shall be calculated and certified to the Trustee and the Company by the Independent Investment Banker.

For purposes of determining the Make-Whole Price, the following definitions are applicable:

“Treasury Yield” means, with respect to any Redemption Date applicable to the Securities, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding such Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities to be redeemed; provided, however, that if no maturity is within three months before or after the maturity date for such Securities, yields for the two published maturities most closely corresponding to such United States Treasury security will be determined and the treasury rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month.

“Independent Investment Banker” means any of Wells Fargo Securities, LLC, Barclays Capital Inc., Mitsubishi UFJ Securities (USA), Inc. and RBC Capital Markets, LLC and their respective successors or, if no such firm is willing and able to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee and reasonably acceptable to the Company.

“Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer” means a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”) selected by each of Wells Fargo Securities, LLC and Mitsubishi UFJ Securities (USA), Inc. or their respective successors and each of Barclays Capital Inc. and RBC Capital Markets, LLC, so long as it is a Primary Treasury Dealer at the relevant time and, if it is not then a Primary Treasury Dealer, then a Primary Treasury Dealer selected by it, and in each case their respective successors; provided, however, that if any of the foregoing shall not be a Primary Treasury Dealer at such time and shall fail to select a Primary Treasury Dealer, then the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities, an average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Securities (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

Except as set forth above, the Securities will not be redeemable prior to their Stated Maturity and will not be entitled to the benefit of any sinking fund.

Securities called for optional redemption become due on the Redemption Date. Notices of optional redemption will be mailed at least 30 but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed at its registered address. The notice of optional redemption for the Securities will state, among other things, the amount of Securities to be redeemed, the Redemption Date, the redemption price or the method of calculating such redemption price and the place(s) that payment will be made upon presentation and surrender of Securities to be redeemed. Unless the Company defaults in payment of the redemption price, interest will cease to accrue on the Redemption Date with respect to any Securities that have been called for optional redemption. If less than all the Securities are redeemed at any time, the Trustee will select the Securities to be redeemed on a pro rata basis, by lot, or by such other method the Trustee deems fair and appropriate.

The Securities may be redeemed in part in multiples of $1,000 only. Any such redemption will also comply with Article III of the Indenture.

6.	Denominations; Transfer; Exchange.

The Securities are to be issued in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Company hereby irrevocably undertakes to the Holder hereof to exchange this Security in accordance with the terms of the Indenture without charge.

7.	Person Deemed Owners.

The registered Holder of a Security may be treated as the owner of it for all purposes.

8.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the Outstanding Debt Securities of each series affected. Without consent of any Holder of a Security, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Security. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.

9.	Defaults and Remedies.

Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Securities, together with premium, if any, and accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of

Default. If any other Event of Default with respect to the Securities occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding may declare the principal amount of all the Securities, together with premium, if any, and accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Trustee, may rescind such declaration and annul its consequences if the rescission would not conflict with any judgment or decree of a court already rendered and if all Events of Default with respect to the Securities, other than the nonpayment of the principal, premium, if any, or interest which has become due solely by such declaration acceleration, shall have been cured or shall have been waived. No such rescission shall affect any subsequent default or shall impair any right consequent thereon. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity or security satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then Outstanding may direct the Trustee in its exercise of any trust or power with respect to the Securities.

10.	Trustee Dealings with Company.

The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates or any subsidiary of the Company’s Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

11.	Authentication.

This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

12.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

13.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such number as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

14.	Absolute Obligation.

No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

15.	No Recourse.

The general partner of the Parent Guarantor and its directors, officers, employees and members, as such, shall have no liability for any obligations of any Guarantor or the Company under the Securities, the Indenture or any Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting the Securities waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

16.	Governing Law.

This Security shall be construed in accordance with and governed by the laws of the State of New York.

17.	Guarantee.

The Securities are fully and unconditionally guaranteed on an unsecured, unsubordinated basis by the Parent Guarantor as set forth in Article XIV of the Indenture, as noted in the Notation of Guarantee to this Security, and under certain circumstances set forth in the Original Indenture one or more Subsidiaries of the Parent Guarantor may be required to join in such guarantee.

18.	Reliance.

The Holder, by accepting this Security, acknowledges and affirms that (i) it has purchased the Security in reliance upon the separateness of Parent Guarantor and the general partner of Parent Guarantor from each other and from any other Persons, including Enterprise Products Company (formerly EPCO, Inc.), and (ii) Parent Guarantor and the general partner of Parent Guarantor have assets and liabilities that are separate from those of other Persons, including Enterprise Products Company.

NOTATION OF GUARANTEE

The Parent Guarantor (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company.

The obligations of the Parent Guarantor to the Holders of Securities and to the Trustee pursuant to its Guarantee and the Indenture are expressly set forth in Article XIV of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

ENTERPRISE PRODUCTS PARTNERS L.P.

By:	ENTERPRISE PRODUCTS HOLDINGS LLC,
its General Partner

By:
Name:	Bryan F. Bulawa
Title:	Senior Vice President and Chief Financial Officer

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT – _________________________
(Cust.)
TEN ENT	–	as tenants by entireties	Custodian for: _________________________________
(Minor)
under Uniform Gifts to
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common	Minors Act of _________________________________
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee the within Security and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated
Registered Holder

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY†

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee or Depositary

†	To be included in a Book-Entry Note.

Exhibit B

FORM OF NOTE

[FACE OF SECURITY]

[THIS GLOBAL SECURITY SHALL IN ALL RESPECTS BE ENTITLED TO THE SAME BENEFITS AS DEFINITIVE DEBT SECURITIES UNDER THE INDENTURE. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) (55 WATER STREET, NEW YORK, NEW YORK 10041) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]*

Principal Amount

No.

$         [which amount may be

increased or decreased by the Schedule

of Increases and Decreases in Global Security attached hereto.]*

ENTERPRISE PRODUCTS OPERATING LLC

3.700% SENIOR NOTE DUE 2026

CUSIP 29379V BH5

ENTERPRISE PRODUCTS OPERATING LLC, a Texas limited liability company (the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to                      or its registered assigns, the principal sum of                      ($        ) U.S. dollars, [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global Security]*, on February 15, 2026 in such coin and currency of the United States of America as at

*	To be included in a Book-Entry Note.

the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at an annual rate of 3.700% payable on February 15 and August 15 of each year, commencing on [Insert the first Interest Payment Date occurring after the date of issuance of this Security], to the person in whose name this Debt Security (this “Security”) is registered at the close of business on the record date for such interest, which shall be the preceding February 1 or August 1, as the case may be (each, a “Regular Record Date”), respectively, with interest accruing from and including [Insert the date of issuance of this Security, or if Debt Securities of this same series have been previously issued, insert the most recent Interest Payment Date on which interest has been paid on Debt Securities of such series], or from and including the most recent date to which interest on this Security shall have been paid.

Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

The statements in the legends set forth in this Security are an integral part of the terms of this Security and by acceptance hereof the Holder of this Security agrees to be subject to, and bound by, the terms and provisions set forth in each such legend.

This Security shall not be valid or become obligatory for any purpose until the Trustee’s Certificate of Authentication hereon shall have been manually signed by the Trustee under the Indenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by its sole manager.

Dated:

ENTERPRISE PRODUCTS OPERATING LLC

By:	Enterprise Products OLPGP, Inc.,
its sole manager

By:
Name:	Bryan F. Bulawa
Title:	Senior Vice President and Chief Financial Officer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated herein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

[REVERSE OF SECURITY]

ENTERPRISE PRODUCTS OPERATING LLC

3.700% SENIOR NOTE DUE 2026

1.	Interest.

The Company promises to pay interest on the principal amount of this Security at the rate of 3.700% per annum. The Company will pay interest semi-annually on February 15 and August 15 of each year (each an “Interest Payment Date”). Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Company shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.

2.	Method of Payment.

The Company shall pay interest on the Securities (except Defaulted Interest) to the persons who are the registered Holders at the close of business on the Regular Record Date immediately preceding the Interest Payment Date. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) may be paid to the persons who are registered Holders at the close of business on a special record date for the payment of such Defaulted Interest, or in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may then be listed if such manner of payment shall be deemed practicable by the Trustee, as more fully provided in the Indenture. The Company shall pay principal, premium, if any, and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. Payments in respect of Securities in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Company maintained for such purpose within The City of New York, which initially will be the corporate trust office of Wells Fargo Bank, National Association at Corporate Trust Services, 150 East 42nd Street, 40th Floor, New York, New York 10017, or, at the option of the Company, payment of interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the Debt Security Register of Holders or at the option of the Holder, payment of interest on Securities in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the paying agent. The Holder must surrender this Security to a paying agent to collect payment of principal.

3.	Paying Agent and Registrar.

Initially, Wells Fargo Bank, National Association will act as paying agent and Registrar. The Company may change any paying agent or Registrar at any time upon notice to the Trustee and the Holders. The Company may act as paying agent.

4.	Indenture.

Reference is made hereby to (i) the Indenture dated as of October 4, 2004 (the “Original Indenture”) among Enterprise Products Operating L.P., as issuer (the “Original Issuer”), Enterprise Products Partners L.P., as parent guarantor (the “Parent Guarantor”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), (ii) the Tenth Supplemental Indenture thereto dated as of June 30, 2007 (the “Tenth Supplemental Indenture”), among the Original Issuer, the Company, the Parent Guarantor and the Trustee, providing for the Company as the successor issuer and (iii) the Twenty-Seventh Supplemental Indenture thereto dated as of May 7, 2015 (the “Twenty-Seventh Supplemental Indenture”), among the Company, the Parent Guarantor and the Trustee, providing for the issuance of Debt Securities of the series whose designation appears on the face hereof. The Original Indenture, as amended and supplemented by the Tenth Supplemental Indenture and the Twenty-Seventh Supplemental Indenture, and as may be further duly amended and supplemented in accordance with the terms thereof, is referred to herein as the “Indenture.” Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Indenture.

This Security is one of a duly authorized issue of Debt Securities of the series designated by the Company as “3.700% Senior Notes due 2026” (such series of Debt Securities being referred to herein as the “Securities”), all of which are issued or to be issued under and pursuant to the Indenture. The terms of the Securities include those stated in the Indenture, and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”). The Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of such terms and a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Parent Guarantor and the Holder hereof. If and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the TIA, such required provision shall control.

5.	Optional Redemption.

At any time prior to November 15, 2025, the Securities are redeemable, at the option of the Company, at any time in whole, or from time to time in part, at a redemption price (the “Make-Whole Price”) equal to the greater of: (i) 100% of the principal amount of the Securities to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the Make-Whole Price) on the Securities to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption (the “Redemption Date”) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 25 basis points; plus, in either case, accrued and unpaid interest to the Redemption Date.

The actual Make-Whole Price, calculated as provided above, shall be calculated and certified to the Trustee and the Company by the Independent Investment Banker.

At any time on or after November 15, 2025, the Securities are redeemable, at the option of the Company, at any time in whole, or from time to time in part, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest to the Redemption Date.

For purposes of determining the Make-Whole Price, the following definitions are applicable:

“Treasury Yield” means, with respect to any Redemption Date applicable to the Securities, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding such Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities to be redeemed; provided, however, that if no maturity is within three months before or after the maturity date for such Securities, yields for the two published maturities most closely corresponding to such United States Treasury security will be determined and the treasury rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month.

“Independent Investment Banker” means any of Wells Fargo Securities, LLC, Barclays Capital Inc., Mitsubishi UFJ Securities (USA), Inc. and RBC Capital Markets, LLC and their respective successors or, if no such firm is willing and able to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee and reasonably acceptable to the Company.

“Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer” means a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”) selected by each of Wells Fargo Securities, LLC and Mitsubishi UFJ Securities (USA), Inc. or their respective successors and each of Barclays Capital Inc. and RBC Capital Markets, LLC, so long as it is a Primary Treasury Dealer at the relevant time and, if it is not then a Primary Treasury Dealer, then a Primary Treasury Dealer selected by it, and in each case their respective successors; provided, however, that if any of the foregoing shall not be a Primary Treasury Dealer at such time and shall fail to select a Primary Treasury Dealer, then the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities, an average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the

Securities (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

Except as set forth above, the Securities will not be redeemable prior to their Stated Maturity and will not be entitled to the benefit of any sinking fund.

Securities called for optional redemption become due on the Redemption Date. Notices of optional redemption will be mailed at least 30 but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed at its registered address. The notice of optional redemption for the Securities will state, among other things, the amount of Securities to be redeemed, the Redemption Date, the redemption price or the method of calculating such redemption price and the place(s) that payment will be made upon presentation and surrender of Securities to be redeemed. Unless the Company defaults in payment of the redemption price, interest will cease to accrue on the Redemption Date with respect to any Securities that have been called for optional redemption. If less than all the Securities are redeemed at any time, the Trustee will select the Securities to be redeemed on a pro rata basis, by lot, or by such other method the Trustee deems fair and appropriate.

The Securities may be redeemed in part in multiples of $1,000 only. Any such redemption will also comply with Article III of the Indenture.

6.	Denominations; Transfer; Exchange.

The Securities are to be issued in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Company hereby irrevocably undertakes to the Holder hereof to exchange this Security in accordance with the terms of the Indenture without charge.

7.	Person Deemed Owners.

The registered Holder of a Security may be treated as the owner of it for all purposes.

8.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the Outstanding Debt Securities of each series affected. Without consent of any Holder of a Security, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Security. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.

9.	Defaults and Remedies.

Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Securities, together with premium, if any, and accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default. If any other Event of Default with respect to the Securities occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding may declare the principal amount of all the Securities, together with premium, if any, and accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Trustee, may rescind such declaration and annul its consequences if the rescission would not conflict with any judgment or decree of a court already rendered and if all Events of Default with respect to the Securities, other than the nonpayment of the principal, premium, if any, or interest which has become due solely by such declaration acceleration, shall have been cured or shall have been waived. No such rescission shall affect any subsequent default or shall impair any right consequent thereon. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity or security satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then Outstanding may direct the Trustee in its exercise of any trust or power with respect to the Securities.

10.	Trustee Dealings with Company.

The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates or any subsidiary of the Company’s Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

11.	Authentication.

This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

12.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

13.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such number as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

14.	Absolute Obligation.

No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

15.	No Recourse.

The general partner of the Parent Guarantor and its directors, officers, employees and members, as such, shall have no liability for any obligations of any Guarantor or the Company under the Securities, the Indenture or any Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting the Securities waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

16.	Governing Law.

This Security shall be construed in accordance with and governed by the laws of the State of New York.

17.	Guarantee.

The Securities are fully and unconditionally guaranteed on an unsecured, unsubordinated basis by the Parent Guarantor as set forth in Article XIV of the Indenture, as noted in the Notation of Guarantee to this Security, and under certain circumstances set forth in the Original Indenture one or more Subsidiaries of the Parent Guarantor may be required to join in such guarantee.

18.	Reliance.

The Holder, by accepting this Security, acknowledges and affirms that (i) it has purchased the Security in reliance upon the separateness of Parent Guarantor and the general partner of Parent Guarantor from each other and from any other Persons, including Enterprise Products Company (formerly EPCO, Inc.), and (ii) Parent Guarantor and the general partner of Parent Guarantor have assets and liabilities that are separate from those of other Persons, including Enterprise Products Company.

NOTATION OF GUARANTEE

The Parent Guarantor (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company.

The obligations of the Parent Guarantor to the Holders of Securities and to the Trustee pursuant to its Guarantee and the Indenture are expressly set forth in Article XIV of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

ENTERPRISE PRODUCTS PARTNERS L.P.

By:	ENTERPRISE PRODUCTS HOLDINGS LLC,
its General Partner

By:
Name:	Bryan F. Bulawa
Title:	Senior Vice President and Chief Financial Officer

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT – _________________________
(Cust.)
TEN ENT	–	as tenants by entireties	Custodian for: _________________________________
(Minor)
under Uniform Gifts to
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common	Minors Act of _________________________________
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee the within Security and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated
Registered Holder

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY†

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee or Depositary

†	To be included in a Book-Entry Note.

Exhibit C

FORM OF NOTE

[FACE OF SECURITY]

[THIS GLOBAL SECURITY SHALL IN ALL RESPECTS BE ENTITLED TO THE SAME BENEFITS AS DEFINITIVE DEBT SECURITIES UNDER THE INDENTURE. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) (55 WATER STREET, NEW YORK, NEW YORK 10041) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]*

Principal Amount

No.

$         [which amount may be

increased or decreased by the Schedule

of Increases and Decreases in Global Security attached hereto.]*

ENTERPRISE PRODUCTS OPERATING LLC

4.900% SENIOR NOTE DUE 2046

CUSIP 29379V BJ1

ENTERPRISE PRODUCTS OPERATING LLC, a Texas limited liability company (the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to                      or its registered assigns, the principal sum of                     ($        ) U.S. dollars, [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global Security]*, on May 15, 2046 in such coin and currency of the United States of America as at the

*	To be included in a Book-Entry Note.

time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at an annual rate of 4.900% payable on May 15 and November 15 of each year, commencing on [Insert the first Interest Payment Date occurring after the date of issuance of this Security], to the person in whose name this Debt Security (this “Security”) is registered at the close of business on the record date for such interest, which shall be the preceding May 1 or November 1, as the case may be (each, a “Regular Record Date”), respectively, with interest accruing from and including [Insert the date of issuance of this Security, or if Debt Securities of this same series have been previously issued, insert the most recent Interest Payment Date on which interest has been paid on Debt Securities of such series], or from and including the most recent date to which interest on this Security shall have been paid.

Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

The statements in the legends set forth in this Security are an integral part of the terms of this Security and by acceptance hereof the Holder of this Security agrees to be subject to, and bound by, the terms and provisions set forth in each such legend.

This Security shall not be valid or become obligatory for any purpose until the Trustee’s Certificate of Authentication hereon shall have been manually signed by the Trustee under the Indenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by its sole manager.

Dated:

ENTERPRISE PRODUCTS OPERATING LLC

By:	Enterprise Products OLPGP, Inc.,
its sole manager

By:
Name:	Bryan F. Bulawa
Title:	Senior Vice President and Chief Financial Officer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated herein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

[REVERSE OF SECURITY]

ENTERPRISE PRODUCTS OPERATING LLC

4.900% SENIOR NOTE DUE 2046

1.	Interest.

The Company promises to pay interest on the principal amount of this Security at the rate of 4.900% per annum. The Company will pay interest semi-annually on May 15 and November 15 of each year (each an “Interest Payment Date”). Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Company shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.

2.	Method of Payment.

The Company shall pay interest on the Securities (except Defaulted Interest) to the persons who are the registered Holders at the close of business on the Regular Record Date immediately preceding the Interest Payment Date. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) may be paid to the persons who are registered Holders at the close of business on a special record date for the payment of such Defaulted Interest, or in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may then be listed if such manner of payment shall be deemed practicable by the Trustee, as more fully provided in the Indenture. The Company shall pay principal, premium, if any, and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. Payments in respect of Securities in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Company maintained for such purpose within The City of New York, which initially will be the corporate trust office of Wells Fargo Bank, National Association at Corporate Trust Services, 150 East 42nd Street, 40th Floor, New York, New York 10017, or, at the option of the Company, payment of interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the Debt Security Register of Holders or at the option of the Holder, payment of interest on Securities in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the paying agent. The Holder must surrender this Security to a paying agent to collect payment of principal.

3.	Paying Agent and Registrar.

Initially, Wells Fargo Bank, National Association will act as paying agent and Registrar. The Company may change any paying agent or Registrar at any time upon notice to the Trustee and the Holders. The Company may act as paying agent.

4.	Indenture.

Reference is made hereby to (i) the Indenture dated as of October 4, 2004 (the “Original Indenture”) among Enterprise Products Operating L.P., as issuer (the “Original Issuer”), Enterprise Products Partners L.P., as parent guarantor (the “Parent Guarantor”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), (ii) the Tenth Supplemental Indenture thereto dated as of June 30, 2007 (the “Tenth Supplemental Indenture”), among the Original Issuer, the Company, the Parent Guarantor and the Trustee, providing for the Company as the successor issuer and (iii) the Twenty-Seventh Supplemental Indenture thereto dated as of May 7, 2015 (the “Twenty-Seventh Supplemental Indenture”), among the Company, the Parent Guarantor and the Trustee, providing for the issuance of Debt Securities of the series whose designation appears on the face hereof. The Original Indenture, as amended and supplemented by the Tenth Supplemental Indenture and the Twenty-Seventh Supplemental Indenture, and as may be further duly amended and supplemented in accordance with the terms thereof, is referred to herein as the “Indenture.” Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Indenture.

This Security is one of a duly authorized issue of Debt Securities of the series designated by the Company as “4.900% Senior Notes due 2046” (such series of Debt Securities being referred to herein as the “Securities”), all of which are issued or to be issued under and pursuant to the Indenture. The terms of the Securities include those stated in the Indenture, and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”). The Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of such terms and a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Parent Guarantor and the Holder hereof. If and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the TIA, such required provision shall control.

5.	Optional Redemption.

At any time prior to November 15, 2045, the Securities are redeemable, at the option of the Company, at any time in whole, or from time to time in part, at a redemption price (the “Make-Whole Price”) equal to the greater of: (i) 100% of the principal amount of the Securities to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the Make-Whole Price) on the Securities to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption (the “Redemption Date”) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 35 basis points; plus, in either case, accrued and unpaid interest to the Redemption Date.

The actual Make-Whole Price, calculated as provided above, shall be calculated and certified to the Trustee and the Company by the Independent Investment Banker.

At any time on or after November 15, 2045, the Securities are redeemable, at the option of the Company, at any time in whole, or from time to time in part, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest to the Redemption Date.

For purposes of determining the Make-Whole Price, the following definitions are applicable:

“Treasury Yield” means, with respect to any Redemption Date applicable to the Securities, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding such Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities to be redeemed; provided, however, that if no maturity is within three months before or after the maturity date for such Securities, yields for the two published maturities most closely corresponding to such United States Treasury security will be determined and the treasury rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month.

“Independent Investment Banker” means any of Wells Fargo Securities, LLC, Barclays Capital Inc., Mitsubishi UFJ Securities (USA), Inc. and RBC Capital Markets, LLC and their respective successors or, if no such firm is willing and able to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee and reasonably acceptable to the Company.

“Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer” means a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”) selected by each of Wells Fargo Securities, LLC and Mitsubishi UFJ Securities (USA), Inc. or their respective successors and each of Barclays Capital Inc. and RBC Capital Markets, LLC, so long as it is a Primary Treasury Dealer at the relevant time and, if it is not then a Primary Treasury Dealer, then a Primary Treasury Dealer selected by it, and in each case their respective successors; provided, however, that if any of the foregoing shall not be a Primary Treasury Dealer at such time and shall fail to select a Primary Treasury Dealer, then the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities, an average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the

Securities (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

Except as set forth above, the Securities will not be redeemable prior to their Stated Maturity and will not be entitled to the benefit of any sinking fund.

Securities called for optional redemption become due on the Redemption Date. Notices of optional redemption will be mailed at least 30 but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed at its registered address. The notice of optional redemption for the Securities will state, among other things, the amount of Securities to be redeemed, the Redemption Date, the redemption price or the method of calculating such redemption price and the place(s) that payment will be made upon presentation and surrender of Securities to be redeemed. Unless the Company defaults in payment of the redemption price, interest will cease to accrue on the Redemption Date with respect to any Securities that have been called for optional redemption. If less than all the Securities are redeemed at any time, the Trustee will select the Securities to be redeemed on a pro rata basis, by lot, or by such other method the Trustee deems fair and appropriate.

The Securities may be redeemed in part in multiples of $1,000 only. Any such redemption will also comply with Article III of the Indenture.

6.	Denominations; Transfer; Exchange.

The Securities are to be issued in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Company hereby irrevocably undertakes to the Holder hereof to exchange this Security in accordance with the terms of the Indenture without charge.

7.	Person Deemed Owners.

The registered Holder of a Security may be treated as the owner of it for all purposes.

8.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the Outstanding Debt Securities of each series affected. Without consent of any Holder of a Security, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Security. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.

9.	Defaults and Remedies.

Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Securities, together with premium, if any, and accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default. If any other Event of Default with respect to the Securities occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding may declare the principal amount of all the Securities, together with premium, if any, and accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Trustee, may rescind such declaration and annul its consequences if the rescission would not conflict with any judgment or decree of a court already rendered and if all Events of Default with respect to the Securities, other than the nonpayment of the principal, premium, if any, or interest which has become due solely by such declaration acceleration, shall have been cured or shall have been waived. No such rescission shall affect any subsequent default or shall impair any right consequent thereon. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity or security satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then Outstanding may direct the Trustee in its exercise of any trust or power with respect to the Securities.

10.	Trustee Dealings with Company.

The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates or any subsidiary of the Company’s Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

11.	Authentication.

This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

12.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

13.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such number as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

14.	Absolute Obligation.

No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

15.	No Recourse.

The general partner of the Parent Guarantor and its directors, officers, employees and members, as such, shall have no liability for any obligations of any Guarantor or the Company under the Securities, the Indenture or any Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting the Securities waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

16.	Governing Law.

This Security shall be construed in accordance with and governed by the laws of the State of New York.

17.	Guarantee.

The Securities are fully and unconditionally guaranteed on an unsecured, unsubordinated basis by the Parent Guarantor as set forth in Article XIV of the Indenture, as noted in the Notation of Guarantee to this Security, and under certain circumstances set forth in the Original Indenture one or more Subsidiaries of the Parent Guarantor may be required to join in such guarantee.

18.	Reliance.

The Holder, by accepting this Security, acknowledges and affirms that (i) it has purchased the Security in reliance upon the separateness of Parent Guarantor and the general partner of Parent Guarantor from each other and from any other Persons, including Enterprise Products Company (formerly EPCO, Inc.), and (ii) Parent Guarantor and the general partner of Parent Guarantor have assets and liabilities that are separate from those of other Persons, including Enterprise Products Company.

NOTATION OF GUARANTEE

The Parent Guarantor (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company.

The obligations of the Parent Guarantor to the Holders of Securities and to the Trustee pursuant to its Guarantee and the Indenture are expressly set forth in Article XIV of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

ENTERPRISE PRODUCTS PARTNERS L.P.

By:	ENTERPRISE PRODUCTS HOLDINGS LLC,
its General Partner

By:
Name:	Bryan F. Bulawa
Title:	Senior Vice President and Chief Financial Officer

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT – _________________________
(Cust.)
TEN ENT	–	as tenants by entireties	Custodian for: _________________________________
(Minor)
under Uniform Gifts to
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common	Minors Act of _________________________________
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee the within Security and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated
Registered Holder

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY†

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee or Depositary

†	To be included in a Book-Entry Note.